                                                                    Exhibit 10.1



               ________________________________________________





                           GUARANTEE AND COLLATERAL
                                   AGREEMENT


                                     among



                        TLG LABORATORIES HOLDING CORP.,

                            TWIN LABORATORIES INC.,

                     THE SUBSIDIARY GRANTORS NAMED HEREIN,


                                  in favor of



                                CHEMICAL BANK,
                            as Administrative Agent



                                  May 7, 1996




               ________________________________________________

                               TABLE OF CONTENTS

SECTION 1.  DEFINED TERMS..................................................  1
  1.1  Definitions.........................................................  1
       -----------
  1.2  Other Definitional Provisions.......................................  4
       -----------------------------

SECTION 2.  GUARANTEE......................................................  4
  2.1  Guarantee...........................................................  4
       ---------
  2.2  Right of Contribution...............................................  5
       ---------------------
  2.3  No Subrogation......................................................  5
       --------------
  2.4  Amendments, etc. with respect to the Borrower Obligations...........  5
       ---------------------------------------------------------
  2.5  Guarantee Absolute and Unconditional................................  6
       ------------------------------------
  2.6  Reinstatement.......................................................  7
       -------------
  2.7  Payments............................................................  7
       --------
  2.8  Release of Guarantor................................................  7
       --------------------

SECTION 3.  GRANT OF SECURITY INTEREST.....................................  7

SECTION 4.  REPRESENTATIONS AND WARRANTIES.................................  8
  4.1  Representations in Credit Agreement.................................  8
       -----------------------------------
  4.2  Title; No Other Liens...............................................  8
       ---------------------
  4.3  Perfected First Priority Liens......................................  9
       ------------------------------
  4.4  Chief Executive Office..............................................  9
       ----------------------
  4.5  Inventory and Equipment.............................................  9
       -----------------------
  4.6  Farm Products.......................................................  9
       -------------
  4.7  Pledged Stock.......................................................  9
       -------------
  4.8  Accounts                                                             10
       --------
  4.9  Intellectual Property............................................... 10
       ---------------------

SECTION 5.  COVENANTS...................................................... 12
  5.1  Covenants in Credit Agreement....................................... 12
       -----------------------------
  5.2  Delivery of Instruments and Chattel Paper........................... 12
       -----------------------------------------
  5.3  Maintenance of Insurance............................................ 13
       ------------------------
  5.4  Payment of Obligations.............................................. 13
       ----------------------
  5.5  Maintenance of Perfected Security Interest; Further Documentation... 13
       -----------------------------------------------------------------
  5.7  Further Identification of Collateral................................ 14
       ------------------------------------
  5.8  Notices............................................................. 14
       -------
  5.9  Pledged Stock....................................................... 14
       -------------
  5.10 Accounts............................................................ 15
       --------
  5.11 Intellectual Property............................................... 16
       ---------------------

SECTION 6.  REMEDIAL PROVISIONS............................................ 17
  6.1  Certain Matters Relating to Accounts................................ 17
       ------------------------------------
  6.2  Communications with Obligors; Collections on Accounts and Proceeds;
       -------------------------------------------------------------------
       Grantors Remain Liable.............................................. 18
       ----------------------
  6.3  Pledged Stock....................................................... 18
       -------------

  6.4  Proceeds to be Turned Over To Administrative Agent..................  19
       --------------------------------------------------
  6.5  Application of Proceeds.............................................  19
       -----------------------
  6.6  Code Remedies.......................................................  20
       -------------
  6.7  Registration Rights.................................................  21
       -------------------
  6.8  Waiver; Deficiency..................................................  22
       ------------------

SECTION 7.  THE ADMINISTRATIVE AGENT.......................................  22
  7.1  Administrative Agent's Appointment as Attorney-in-Fact, etc.........  22
       -----------------------------------------------------------
  7.2  Duty of Administrative Agent........................................  24
       ----------------------------
  7.3  Execution of Financing Statements...................................  24
       ---------------------------------
  7.4  Authority of Administrative Agent...................................  24
       ---------------------------------

SECTION 8.  MISCELLANEOUS..................................................  25
  8.1  Amendments in Writing...............................................  25
       ---------------------
  8.2  Notices.............................................................  25
       -------
  8.3  No Waiver by Course of Conduct; Cumulative Remedies.................  25
       ---------------------------------------------------
  8.4  Enforcement Expenses; Indemnification...............................  25
       -------------------------------------
  8.5  Successors and Assigns..............................................  26
       ----------------------
  8.6  Set-Off.............................................................  26
       -------
  8.7  Counterparts........................................................  27
       ------------
  8.8  Severability........................................................  27
       ------------
  8.9  Section Headings....................................................  27
       ----------------
  8.10  Integration........................................................  27
        -----------
  8.11  GOVERNING LAW......................................................  27
        -------------
  8.12  Submission To Jurisdiction; Waivers................................  27
        -----------------------------------
  8.13  Acknowledgements...................................................  28
        ----------------
  8.14  WAIVER OF JURY TRIAL...............................................  28
        --------------------
  8.15  Addition of Grantors; Pledged Stock................................  28
        -----------------------------------
  8.16  Release of Security Interest.......................................  29

Schedules
- ---------

Schedule 1     Notice Addresses of Guarantors
Schedule 2     Description of Pledged Stock
Schedule 3     Filings and Other Actions Required to Perfect Security Interests
Schedule 4     Location of Chief Executive Offices
Schedule 5     Location of Inventory and Equipment
Schedule 6     Patents and Patent Licenses; Trademarks and Trademark Licenses

                                                                  EXECUTION COPY
                                                                  --------------



          GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 7, 1996, made by each of the signatories hereto (the "Grantors"), in favor of Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Credit and Guarantee Agreement, dated as of May 7, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TLG Laboratories Holding Corp., a Delaware corporation ("Holdings"), Twin Laboratories Inc., a Utah corporation formerly known as Natur-Pharma, Inc. (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), The Bank of New York, as documentation agent (the "Documentation Agent") for the Lenders and the Administrative Agent.


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to, and to issue or participate in letters of credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein in connection with the Transactions (as defined in the Credit Agreement) and the Stock Purchase (as defined in the Credit Agreement) and for the ongoing working capital of the Borrower and its Subsidiaries (as defined in the Credit Agreement);

          WHEREAS, each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and to issue or participate in letters of credit for the account of, the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to, and to issue or participate in Letters of Credit for the account of, the Borrower under the Credit Agreement, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                           SECTION 1.  DEFINED TERMS

          1.1  Definitions.  (a)  Unless otherwise defined herein, terms defined
               -----------
in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts,

Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments and Inventory.

          (b)  The following terms shall have the following meanings:

          "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Borrower Obligations": the meaning assigned to the term "Obligations" in the Credit Agreement.

          "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Collateral":  as defined in Section 3.

          "Collateral Account": any account established to hold money proceeds, maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders as provided in Section 6.4.

          "Guarantor Obligations": with respect to any Guarantor or Holdings, all obligations and liabilities of such Guarantor or Holdings, as the case may be, which may arise under or in connection with this Agreement (including, without limitation, the guarantee contained in Section 2) or any other Loan Document (including, without limitation, the guarantee contained in Section 10 of the Credit Agreement) to which such Guarantor or Holdings, as the case may be, is a party, in each case whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, (i) all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor or Holdings, as the case may be, pursuant to the terms of this Agreement or any other Loan Document and (ii) interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

          "Guarantors": the collective reference to each party hereto other than Holdings and the Borrower.

          "Intellectual Property": the collective reference to the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses.

          "Issuers":  the collective reference to the Persons identified on
     Schedule 2 as the issuers of the Pledged Stock.
     ----------

          "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor and Holdings, its Guarantor Obligations.

          "Patents": (i) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 6, and (ii) all
                                            ----------
     applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 6.
                                                               ----------

          "Patent License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 6.
                            ----------

          "Pledged Stock":  the shares of Capital Stock listed on Schedule 2,
                                                                  ----------
     together with all stock certificates, shares, options or rights of any nature whatsoever that may be issued or granted by any Issuer to, or otherwise held or acquired by, any Grantor while this Agreement is in effect.

          "Proceeds": (i) all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and (ii) to the extent not included under clause (i) of this definition, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          "Securities Act":  the Securities Act of 1933, as amended.

          "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, and the goodwill associated therewith, including customer lists, license rights, advertising materials and all other business assets which uniquely reflect the goodwill of the business, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 6, and (ii) all renewals thereof.
                            ----------

          "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in
     Schedule 6.
     ----------

          1.2  Other Definitional Provisions.  (a)  The words "hereof,"
               -----------------------------
"herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, refer to such Grantor's Collateral or the relevant part thereof.


                             SECTION 2.  GUARANTEE

          2.1  Guarantee.  (a)  Each of the Guarantors hereby, jointly and
               ---------
severally, absolutely, unconditionally and irrevocably, guarantees to the Administrative Agent, the Documentation Agent and the Lenders and their respective successors, permitted transferees and permitted assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

          (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

          (d) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Borrower Obligations or payments received or collected from such Guarantor in respect of the Borrower Obligations, remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

          (e) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent and such Lender in writing that such payment is made under the guarantee contained in this Section 2 for such purpose.

          2.2  Right of Contribution.  Each Guarantor hereby agrees that to the
               ---------------------
extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

          2.3  No Subrogation.  Notwithstanding any payment made by any
               --------------
Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, a Letter of Credit shall be outstanding or the Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine. The provisions of the preceding sentence shall survive the termination of the guarantee contained in this Section 2 and the payment in full of all the Borrower Obligations, the termination of the Commitments and the cancellation, revocation or termination of all outstanding Letters of Credit.

          2.4  Amendments, etc. with respect to the Borrower Obligations.  Each
               ---------------------------------------------------------
Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement, the other Loan Documents, any Rate Protection Agreement entered into by the Borrower with any Lender or any Affiliate of any Lender and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) or such Lender or Affiliate may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

          2.5  Guarantee Absolute and Unconditional.  Each Guarantor waives, to
               ------------------------------------
the fullest extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the fullest extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations.
Each Guarantor understands and agrees that the guarantee contained in this
Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Loan Document or any Rate Protection Agreement entered into by any Guarantor with any Lender or any Affiliate of any Lender, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower, any Guarantor or Holdings against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this
Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings. The guarantee contained in this Section 2 shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and its successors, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, permitted transferees and permitted assigns, until, subject to Section 2.6, all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

          2.6  Reinstatement.  The guarantee contained in this Section 2 shall
               -------------
continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7  Payments.  Each Guarantor hereby guarantees that payments
               --------
hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.

          2.8  Release of Guarantor.  Without any further notice or action being
               --------------------
required by any Person, a Guarantor shall be fully and unconditionally released and discharged from all Guarantor Obligations immediately upon the occurrence of any of the following in accordance with the Credit Agreement: any sale of Capital Stock of such Guarantor or consolidation or merger involving such Guarantor as a result of which such Guarantor is no longer a Subsidiary of the Borrower.

                     SECTION 3.  GRANT OF SECURITY INTEREST

          As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of its Obligations, each Grantor hereby delivers to the Administrative Agent, for the ratable benefit of the Lenders, the Pledged Stock and grants to the Administrative Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Documents;

          (d)  all Equipment;

          (e)  all General Intangibles;

          (f)  all Instruments;

          (g)  all Intellectual Property;

          (h)  all Inventory;

          (i)  all Pledged Stock;

          (j)  all books and records pertaining to the Collateral; and

          (k) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.


                   SECTION 4.  REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to make the extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

          4.1  Representations in Credit Agreement.  In the case of each
               -----------------------------------
Guarantor, the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

          4.2  Title; No Other Liens.  Except for the security interest granted
               ---------------------
to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

          4.3  Perfected First Priority Liens.  The security interests granted
               ------------------------------
pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (and the filing from time to time of continuation
             ----------
statements and new financing statements under the circumstances described in Sections 9-103(1)(d), 9-103(8)(e), or 9-104(7) of the Code) will constitute valid perfected security interests in the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for the Obligations, enforceable in accordance with its terms against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor, except purchasers of Inventory in the ordinary course of business or of other Collateral sold in accordance with subsection 8.6 of the Credit Agreement and except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and (b) are prior to all other Liens on the Collateral in existence on the date hereof (except such other Liens as are not prohibited under the Credit Agreement).

          4.4  Chief Executive Office.  On the date hereof, the location of such
               ----------------------
Grantor's chief executive office or sole place of business is specified on
Schedule 4.
- ----------

          4.5  Inventory and Equipment.  On the date hereof, the Inventory and
               -----------------------
the Equipment are kept at the locations listed on Schedule 5.
                                                  ----------

          4.6  Farm Products.  None of the Collateral constitutes, or is the
               -------------
Proceeds of, Farm Products.

          4.7  Pledged Stock.  (a)  The shares of Pledged Stock pledged by such
               -------------
Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor.

          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (c) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

          4.8  Accounts.  (a)  No amount payable to such Grantor under or in
               --------
connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

          (b) None of the obligors on any Accounts is a Governmental Authority which would require special filings or other actions in order to fully perfect a security interest in such Accounts.

          (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Accounts will at such times be accurate.

          4.9  Intellectual Property.  (a)  Schedule 6 lists all United States
               ---------------------        ----------
Patents and Patent Licenses owned by such Grantor in its own name on the date hereof.

          (b) Schedule 6 lists all United States Trademarks and Trademark
              ----------
Licenses owned by such Grantor in its own name on the date hereof.

          (c) To the best of such Grantor's knowledge, each United States Patent and Trademark is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned.

          (d) Except as set forth in Schedule 6, none of such United States
                                     ----------
Patents and Trademarks is on the date hereof the subject of any licensing or franchise agreement.

          (e) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any United States Patent or Trademark in any respect that could reasonably be expected to have a Material Adverse Effect.

          (f) Except as set forth in Schedule 6, no action or proceeding is
                                     ----------
pending on the date hereof (1) seeking to limit, cancel or question the validity of any United States Patent or Trademark, or (2) which, if adversely determined, would have a material adverse effect on the value of any Patent or Trademark.

          To induce the Administrative Agent and the Lenders to make each extension of credit to the Borrower under the terms of the Credit Agreement, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that the foregoing representations and warranties contained in this
Section 4 are true and correct in all material respects on and as of such date (and, in the case of the representations and warranties made on the Closing Date, after giving effect to the Transactions) as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                                 SECTION 5.  COVENANTS

          Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have expired or otherwise been terminated:

          5.1  Covenants in Credit Agreement.  In the case of each Guarantor,
               -----------------------------
such Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Default or Event of Default, is caused by any act or failure to act of such Guarantor or any of its Subsidiaries.

          5.2  Delivery of Instruments and Chattel Paper.  If any amount payable
               -----------------------------------------
under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

          5.3  Maintenance of Insurance.  (a)  Such Grantor will maintain, with
               ------------------------
financially sound and reputable companies, insurance policies (1) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against in the same general area by companies engaged in the same or similar business and (2) insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage, such policies to be in form and amounts and having such coverage as are consistent with standard industry practice, with losses payable to the Administrative Agent.

          (b) All such insurance shall (1) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days (10 days in the case of cancellation for nonpayment of premium) after receipt by the Administrative Agent of written notice thereof, (2) name the Administrative Agent and the Lenders as insured parties, (3) include a breach of warranty clause and (4) be reasonably satisfactory in all other respects to the Administrative Agent.

          (c) The Borrower shall deliver to the Administrative Agent and the Lenders certificates of insurance with respect to such insurance as the Administrative Agent may from time to time reasonably request.

          5.4  Payment of Obligations.  Such Grantor will pay and discharge or
               ----------------------
otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except as contemplated by the Credit Agreement or where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor or where the failure to pay the same could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.5  Maintenance of Perfected Security Interest; Further
               ---------------------------------------------------
Documentation.  (a)  Such Grantor shall maintain the security interest created
- -------------
by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code or other similar laws in effect in any jurisdiction with respect to the security interests created hereby.

          5.6  Changes in Locations, Name, etc.  Such Grantor will not, except
               --------------------------------
upon 30 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (x) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (y) if applicable, a written supplement to Schedule 5 showing any additional
                                               ----------
location at which Inventory or Equipment shall be kept:

          (a) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5;
                                ----------

          (b) change the location of its chief executive office or sole place of business from that referred to in Section 4.4; or

          (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become seriously misleading.

          5.7  Further Identification of Collateral.  Such Grantor will furnish
               ------------------------------------
to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          5.8  Notices.  Such Grantor will advise the Administrative Agent and
               -------
the Lenders promptly, in reasonable detail, of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral; and

          (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          5.9  Pledged Stock.  (a)  If such Grantor shall, as a result of its
               -------------
ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid to such Grantor upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made to such Grantor on or in respect of the Pledged Stock or any property shall be distributed to such Grantor upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Administrative Agent, to the extent not prohibited in the Credit Agreement, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Stock or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Stock or Proceeds thereof.

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.9(a) with respect to the Pledged Stock issued by it and (iii) the terms of Section 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be
                   ------- --------
required of it under or pursuant to or arising out of Section 6.7 with respect to the Pledged Stock issued by it.

          5.10  Accounts.  (a)  Other than in the ordinary course of business
                --------
consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount whatsoever on any Account, (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof or (vi) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to a Account (other than any right of termination).

          (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Accounts.

          5.11  Intellectual Property.  (a)  Such Grantor (either itself or
                ---------------------
through licensees) will (i) continue to use each Trademark material to such Grantor's business on each and every trademark class of goods applicable to its then current line as reflected in its catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated.

          (b) Such Grantor will not do any act, or omit to do any act, whereby any Patent material to such Grantor's business would become abandoned or dedicated.

          (c) Such Grantor will notify the Administrative Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark material to such Grantor's business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Grantor's ownership of any Patent or Trademark material to such Grantor's business or its right to register the same or to keep and maintain the same.

          (d) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office, such Grantor shall report such filing to the Administrative Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (e) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any political subdivision of the United States, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks material to such Grantor's business, including, without limitation, filing of applications for renewal, affidavits or declarations of use and affidavits or declarations of incontestability.

          (f) In the event that any Patent or Trademark material to such Grantor's business is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark and (ii) if such Patent or Trademark is of material economic value, promptly notify the Administrative Agent and the Lenders after it learns thereof and take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.


                        SECTION 6.  REMEDIAL PROVISIONS

          6.1  Certain Matters Relating to Accounts.  (a)  When an Event of
               ------------------------------------
Default has occurred and is continuing, the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications upon reasonable prior notice. At any time and from time to time, upon the Administrative Agent's request and upon reasonable prior notice and at the expense of the relevant Grantor, but not more frequently than once each fiscal quarter unless an Event of Default has occurred and is continuing such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations and aging of, and trial balances for, the Accounts.

          (b) When an Event of Default has occurred and is continuing, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

          6.2  Communications with Obligors; Collections on Accounts and
               ---------------------------------------------------------
Proceeds; Grantors Remain Liable.   (a)  At any time after the occurrence and
- --------------------------------
during the continuance of an Event of Default, the Administrative Agent may in its own name or in the name of any of the Lenders communicate with obligors under the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

          (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Accounts that the Accounts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be make directly to the Administrative Agent.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          6.3  Pledged Stock.  (a)  Unless an Event of Default shall have
               -------------
occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor or Grantors of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuers and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

          (b) If an Event of Default shall occur and be continuing, (i) the Administrative Agent shall have the right to receive any and all cash dividends or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) all shares of the Pledged

Stock shall upon request of the Administrative Agent be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Stock pledged by such Grantor hereunder to comply with any instruction received by it from the Administrative Agent in writing that (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying.

          6.4  Proceeds to be Turned Over To Administrative Agent.  In addition
               --------------------------------------------------
to the rights of the Administrative Agent and the Lenders specified in Section
6.2 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, then upon written notice to a Grantor from the Administrative Agent requiring compliance with this Section, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

          6.5  Application of Proceeds.  At such intervals as may be agreed upon
               -----------------------
by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent shall apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Administrative Agent may elect, or shall pay any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have expired or otherwise been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          6.6  Code Remedies.  If an Event of Default shall occur and be
               -------------
continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code and under all other applicable laws. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the fullest extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the fullest extent permitted by applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived or released to the fullest extent permitted by applicable law. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable fees and disbursements of one counsel, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          6.7  Registration Rights.  (a)  If the Administrative Agent shall
               -------------------
determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, each Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to be commercially unreasonable solely because of the above-described restrictions. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          6.8  Waiver; Deficiency.  Each of Holdings and each Guarantor waives
               ------------------
and agrees not to assert any rights or privileges which it may acquire under
Section 9-112 of the Code. Each of Holdings and each Guarantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Guarantor Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.


                     SECTION 7.  THE ADMINISTRATIVE AGENT

          7.1  Administrative Agent's Appointment as Attorney-in-Fact, etc.  (a)
               -----------------------------------------------------------
Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement in accordance with its terms, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or with respect to any other Collateral whenever payable;

          (ii) in the case of any Patent or Trademark, execute, file and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) if the applicable Grantor has failed to do so after written demand, pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv)   execute, in connection with any sale provided for in Section
     6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign, or grant licenses with respect to, any Patent or Trademark (along with all the goodwill of the business to which any such Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; (8) in the exercise of its rights under this Section 7.1, to use any and all Trademarks and Trademark Licenses, if practicable and only to the extent permitted by agreements relating thereto and applicable laws, to the extent of the rights of such Grantor therein, and such Grantor hereby grants a license to the Administrative Agent for such purpose; and (9) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Revolving Credit Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand and shall constitute Obligations secured hereby.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          7.2   Duty of Administrative Agent.  The Administrative Agent's sole
                ----------------------------
duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7.3   Execution of Financing Statements.  Pursuant to Section 9-402 of
                ---------------------------------
the Code and other similar laws, each Grantor authorizes the Administrative Agent to file financing statements and other filings and recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement, if such Grantor has failed to execute and return to the Administrative Agent any such filing, documents, and instruments within five
(5) days after written demand. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          7.4   Authority of Administrative Agent.  Each Grantor acknowledges
                ---------------------------------
that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as administrative agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                           SECTION 8.  MISCELLANEOUS

          8.1   Amendments in Writing.  None of the terms or provisions of this
                ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Administrative Agent, provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent.

          8.2   Notices.  All notices, requests and demands to or upon the
                -------
Administrative Agent or any Grantor hereunder to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, and followed by hand delivery by messenger or by mail; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.
             ----------

          8.3   No Waiver by Course of Conduct; Cumulative Remedies.  Neither
                ---------------------------------------------------
the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights, remedies, powers or privileges provided by law.

          8.4   Enforcement Expenses; Indemnification.  (a)  Each Guarantor
                -------------------------------------
agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving, or obtaining advice of counsel in respect of, any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of one counsel to the Lenders and the Administrative Agent collectively.

          (b) Each Grantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) Each Grantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the "indemnified liabilities"), provided that each Grantor shall have no obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Administrative Agent or any such Lender or (ii) legal proceedings commenced against the Administrative Agent or any Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such.

          (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          8.5   Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and any purported assignment without such consent shall be null and void.

          8.6   Set-Off.  Each of Holdings and each Guarantor hereby irrevocably
                -------
authorizes the Administrative Agent and each Lender at any time and from time to time following the occurrence and during the continuation of an Event of Default, without notice to Holdings or such Guarantor, any other guarantor or the Borrower, any such notice being expressly waived by Holdings and each Guarantor and by the Borrower to the extent permitted by applicable law, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of Holdings or such Guarantor, as the case may be, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of Holdings or such Guarantor, as the case may be, to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against Holdings or such Guarantor, as the case may be, in any currency, whether arising hereunder, under the Credit Agreement or any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify Holdings or such Guarantor, as the case may be, promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

          8.7   Counterparts.  This Agreement may be executed by one or more of
                ------------
the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8   Severability.  Any provision of this Agreement which is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without, to the extent permitted by law, invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not, to the extent permitted by law, invalidate or render unenforceable such provision in any other jurisdiction.

          8.9   Section Headings.  The Section headings used in this Agreement
                ----------------
and the table of contents are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10  Integration.  This Agreement and the other Loan Documents
                -----------
represent the entire agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          8.11  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          8.12  Submission To Jurisdiction; Waivers.  Each Grantor hereby
                -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.13  Acknowledgements.  Each Grantor hereby acknowledges that:
                ----------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

          8.14  WAIVER OF JURY TRIAL.  EACH OF THE ADMINISTRATIVE AGENT AND EACH
                --------------------
GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          8.15  Addition of Grantors; Pledged Stock.  (a)  Subsection 7.10(b) of
                -----------------------------------
the Credit Agreement requires that any Subsidiary (other than a Foreign Subsidiary) of the Borrower created or acquired after the Closing Date become a Grantor and a Guarantor hereunder by executing and delivering a Supplement to this Agreement in the form attached hereto as Exhibit A. From and after the
                                              ---------
date any such Subsidiary executes and delivers a
supplement to this Agreement in the form attached hereto as Exhibit A to the
                                                            ---------
Administrative Agent, such Subsidiary shall be deemed to be a Grantor and a Guarantor for all purposes under this Agreement.

          (b) Subsection 7.10(b) of the Credit Agreement also requires that the Borrower or any Domestic Subsidiary of the Borrower which holds the Capital Stock of any new Subsidiary (including a Foreign Subsidiary) of the Borrower created or acquired after the Closing Date, pledge 100% of the issued and outstanding Capital Stock of such new Subsidiary owned by the Borrower or one of its Subsidiaries (provided, that in no event shall Capital Stock representing more than 65% of the voting power of the Capital Stock of any such new Subsidiary which is a Foreign Subsidiary be so pledged) to the Administrative Agent for the benefit of the Lenders by executing and delivering a Supplement to this Agreement in the form attached hereto as Exhibit B. From and after the date
                                              ---------
any Grantor executes and delivers a supplement to this Agreement in the form attached hereto as Exhibit B to the Administrative Agent, the pledged stock set
                   ---------
forth on Schedule 1 to such supplement shall be deemed to be Pledged Stock for all purposes under this Agreement and the issuer of such pledged stock shall be deemed to be an Issuer for all purposes under this Agreement.

          8.16  Release of Security Interest.  Notwithstanding any provision
                ----------------------------
hereof to the contrary, any Collateral sold or otherwise disposed of by a Grantor in accordance with the Credit Agreement shall be acquired by the purchaser or other transferee thereof free and clear of the security interest and other rights and interests of the Administrative Agent and the Lenders. In the event of any such sale or other disposition, the Administrative Agent shall execute and deliver such partial releases and other documents and instruments as the applicable Grantor may reasonably request to confirm and effectuate the intent and terms of the preceding sentence.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.



                                               TLG LABORATORIES HOLDING CORP.



                                               By: ____________________________
                                                  Name:
                                                  Title:



                                               TWIN LABORATORIES INC.



                                               By: ____________________________
                                                  Name:
                                                  Title:



                                               ADVANCED RESEARCH PRESS, INC.



                                               By: ____________________________
                                                  Name:
                                                  Title:

STATE OF NEW YORK )
          :  ss:
COUNTY OF NEW YORK)


          On May __, 1996, before me personally came ____________________, to me known, who, by me duly sworn, did depose and say that deponent resides at ______________________________________________________, deponent is
__________________________ of _________________________________________, the
corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of such corporation and that it was so affixed by order of the Board of Directors of such corporation; and that deponent signed deponent's name thereto by like order.

                                   __________________________
                                   Notary Public

STATE OF NEW YORK )
          :  ss:
COUNTY OF NEW YORK)


         On May __, 1996, before me personally came ____________________, to me known, who, by me duly sworn, did depose and say that deponent resides at ______________________________________________________, deponent is
__________________________ of _________________________________________, the
corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of such corporation and that it was so affixed by order of the Board of Directors of such corporation; and that deponent signed deponent's name thereto by like order.

                                   __________________________
                                   Notary Public

STATE OF NEW YORK )
          :  ss:
COUNTY OF NEW YORK)


          On May __, 1996, before me personally came ____________________, to me known, who, by me duly sworn, did depose and say that deponent resides at ______________________________________________________, deponent is
__________________________ of __________________________________________, the
corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of such corporation and that it was so affixed by order of the Board of Directors of such corporation; and that deponent signed deponent's name thereto by like order.

                                   __________________________
                                   Notary Public

                                                                      Schedule 1
                                                                      ----------



                        NOTICE ADDRESSES OF GUARANTORS


ADVANCED RESEARCH PRESS, INC.
c/o Twin Laboratories Inc.
2120 Smithtown Avenue
Ronkonkoma, NY 11779

                                                                      Schedule 2
                                                                      ----------


                         DESCRIPTION OF PLEDGED STOCK

                                       Class of       Stock           No. of
     Grantor             Issuer          Stock      Certificate No.   Shares
- ----------------   ------------------ -----------   ---------------   ------


TLG Laboratories   Twin Laboratories     Common         [ ? ]          [ ? ]
Holding Corp.      Inc.

Twin Laboratories  Advanced Research     Common         [ ? ]          [ ? ]
Inc.               Press, Inc.

                                                                      Schedule 3
                                                                      ----------


                           FILINGS AND OTHER ACTIONS
                    REQUIRED TO PERFECT SECURITY INTERESTS




                        Uniform Commercial Code Filings
                        -------------------------------


       [List each office where a financing statement is to be filed]*






                         Patent and Trademark Filings
                         ----------------------------



                              [List all filings]





                   Actions with respect to Pledged Stock**
                   ---------------------------------------





                                 Other Actions
                                 -------------



                     [Describe other actions to be taken]





________________________

* Note that perfection of security interests in patents and trademarks requires filings under the UCC in the jurisdictions where filings would be made for general intangibles, as well as filings in the U.S. Patent & Trademark Office.


** If the interest of a Grantor in Pledged Stock appears on the books of a financial intermediary, the procedures for creation of the pledge specified in section 8-3131(h) of the Code will have to be followed. These procedures involve notification to the financial intermediary.

                                                                      Schedule 4
                                                                      ----------


                      LOCATION OF CHIEF EXECUTIVE OFFICE


               Grantor                                 Location
               -------                                 --------
Advanced Research Press, Inc.           c/o Twin Laboratories Inc.
                                        2120 Smithtown Avenue
                                        Ronkonkoma, N.Y.  11779


TLG Laboratories Holding Corp.          333 South Grand Ave.
                                        Suite 5400
                                        Los Angeles, CA 90071


Twin Laboratories Inc.                  Twin Laboratories Inc.
                                        2120 Smithtown Avenue
                                        Ronkonkoma, N.Y.  11779

                                                                      Schedule 5
                                                                      ----------


                      LOCATION OF INVENTORY AND EQUIPMENT

     Grantor                                    Location
     -------                                    --------
Advanced Research Press, Inc.           c/o Twin Laboratories Inc.
                                        2120 Smithtown Avenue
                                        Ronkonkoma, N.Y.  11779

TLG Laboratories Holding Corp.          c/o Twin Laboratories Inc.
                                        2120 Smithtown Avenue
                                        Ronkonkoma, N.Y.  11779

Twin Laboratories Inc.                  c/o Twin Laboratories Inc.
                                        2120 Smithtown Avenue
                                        Ronkonkoma, NY 11779

                                                                      Schedule 6
                                                                      ----------


                          PATENTS AND PATENT LICENSES


                       TRADEMARKS AND TRADEMARK LICENSES

                                                                    EXHIBIT A TO
                                              GUARANTEE AND COLLATERAL AGREEMENT
                                              ----------------------------------


                 [FORM OF ADDITIONAL SUBSIDIARIES SUPPLEMENT]

          SUPPLEMENT NO. __, dated _______________ to the Guarantee and Collateral Agreement, dated as of May __, 1996 (as amended, supplemented or otherwise modified, the "Guarantee and Collateral Agreement"), made by TLG Laboratories Holding Corp., a Delaware corporation ("Holdings"), Twin Laboratories Inc., a Utah corporation formerly known as Natur-Pharma, Inc. (the "Borrower"), and certain subsidiaries of the Borrower from time to time parties thereto in favor of Chemical Bank, as administrative agent for the Lenders (as hereinafter defined).

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, pursuant to the Credit and Guarantee Agreement, dated as of May 7, 1996, among Holdings, the Borrower, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), The Bank of New York, as documentation agent and Chemical Bank, as administrative agent, the Lenders have severally agreed to make loans to, and to issue or participate in letters of credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, subsection 7.10(b) of the Credit Agreement requires that any Subsidiary (other than a Foreign Subsidiary) of the Borrower created or acquired after the Closing Date become a Grantor and a Guarantor under the Guarantee and Collateral Agreement by executing and delivering a supplement thereto;

          WHEREAS, the Guarantee and Collateral Agreement provides that any such Subsidiary, although not a Grantor or a Guarantor thereunder at the time of the initial execution thereof, may become a Grantor and a Guarantor under the Guarantee and Collateral Agreement upon the delivery to the Administrative Agent of a supplement in substantially the form of this Supplement; and

          WHEREAS, the undersigned was not a Subsidiary on the Closing Date and, therefore, was not a party to the Guarantee and Collateral Agreement but is now required by the Credit Agreement to become a Grantor and a Guarantor thereunder;

          NOW, THEREFORE, the undersigned hereby agrees as follows:


          1.   Definitions.  Unless otherwise defined herein, capitalized terms
               -----------
defined in the Guarantee and Collateral Agreement shall have their defined meanings when used herein.

          2.     Supplement to Guarantee and Collateral Agreement.  (a)  The
                 ------------------------------------------------
undersigned (i) agrees to be bound by (A) all of the provisions of the Guarantee and Collateral Agreement applicable to a Grantor thereunder and (B) all of the provisions of the Guarantee and Collateral Agreement applicable to a Guarantor thereunder and (ii) agrees that it shall, on the date hereof, become a Grantor and a Guarantor for all purposes of the Guarantee and Collateral Agreement to the same extent as if originally a party thereto with the representations and warranties contained therein being deemed to be made by the undersigned, after giving effect to this Supplement, as of the date hereof and as of each other date hereafter contemplated thereby.

          (b) From and after the date hereof, the Guarantee and Collateral Agreement is hereby supplemented by adding the Collateral and other information set forth on Schedules 1 through 6 hereto to the list of Collateral and other information set forth on Schedules 1 through 6, respectively, of the Guarantee and Collateral Agreement.

          (c) The undersigned hereby pledges (or causes to be pledged) all of its Pledged Stock and grants a first priority security interest in its Collateral to the Administrative Agent for the benefit of the Lenders.

          3.  Limited Effect.  Except as expressly modified hereby, the
              --------------
Guarantee and Collateral Agreement remains in full force and effect.

          4.  GOVERNING LAW.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND
              -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          5.  Counterparts.  This Supplement may be executed by the parties
              ------------
hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                    IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.



                                       [INSERT NAME OF SUBSIDIARY]



                                       By:_______________________________
                                          Title:

Schedules
- ---------

Schedule 1  Notice Addresses of Guarantors
Schedule 2  Description of Pledged Stock
Schedule 3  Filings and Other Actions Required to Perfect Security Interests
Schedule 4  Location of Chief Executive Offices
Schedule 5  Location of Inventory and Equipment
Schedule 6  Patents and Patent Licenses; Trademarks and Trademark Licenses

                                                                    EXHIBIT B TO
                                              GUARANTEE AND COLLATERAL AGREEMENT
                                              ----------------------------------


                    [FORM OF ADDITIONAL PLEDGE SUPPLEMENT]

          SUPPLEMENT NO. __, dated _______________ to the Guarantee and Collateral Agreement, dated as of May __, 1996 (as amended, supplemented or otherwise modified, the "Guarantee and Collateral Agreement"), made by TLG Laboratories Holding Corp., a Delaware corporation ("Holdings"), Twin Laboratories Inc., a Utah corporation formerly known as Natur-Pharma, Inc. (the "Borrower"), and certain subsidiaries of the Borrower from time to time parties thereto (such subsidiaries, the "Guarantors"; and together with Holdings and the Borrower, the "Grantors") in favor of Chemical Bank, as administrative agent for the Lenders (as hereinafter defined).

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, pursuant to the Credit and Guarantee Agreement, dated as of May 7, 1996, among Holdings, the Borrower, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), The Bank of New York, as documentation agent and Chemical Bank, as administrative agent, the Lenders have severally agreed to make loans to, and to issue or participate in letters of credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, subsection 7.10(b) of the Credit Agreement requires that the Borrower or any Subsidiary of the Borrower which holds the Capital Stock of any new Subsidiary (including a Foreign Subsidiary) of the Borrower created or acquired after the Closing Date, pledge 100% of the issued and outstanding Capital Stock of such new Subsidiary owned by the Borrower or one of its Subsidiaries (provided, that in no event shall Capital Stock representing more than 65% of the voting power of the Capital Stock of any such new Subsidiary which is a Foreign Subsidiary be so pledged) to the Administrative Agent for the benefit of the Lenders by delivering to the Administrative Agent a supplement in substantially the form of this Supplement;

          WHEREAS, the undersigned is a party to the Guarantee and Collateral Agreement pursuant to which the undersigned has pledged all the Pledged Stock (as defined in the Guarantee and Collateral Agreement) to, and granted a first priority security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) to, the Administrative Agent for the benefit of the Lenders; and

          WHEREAS, the undersigned is the legal and beneficial owner of the shares of Pledged Stock issued by [Insert name of Issuer], a ____________ corporation, listed on Schedule 1 hereto;

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1.   Definitions.  Unless otherwise defined herein, capitalized terms
               -----------
defined in the Guarantee and Collateral Agreement shall have their defined meanings when used herein.

          2.   Supplement to Guarantee and Collateral Agreement.  From and
               ------------------------------------------------
after the date hereof, the Guarantee and Collateral Agreement is hereby supplemented by adding the Pledged Stock and other information set forth on Schedules 1 and 2 hereto to the list of Pledged Stock and other information set forth on Schedules 2 and 3, respectively, of the Guarantee and Collateral Agreement.

          3.   Pledge; Grant of Security Interest.  The undersigned hereby
               ----------------------------------
delivers to the Administrative Agent, for the ratable benefit of the Lenders, the Pledged Stock listed on Schedule 1 hereto and all Proceeds and products thereof, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a first priority security interest in such Pledged Stock and all Proceeds and products thereof, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Such grant shall be governed by the terms and conditions of the Guarantee and Collateral Agreement.

          4.   Representations and Warranties.  The representations and
               ------------------------------
warranties contained in Section 4 of the Guarantee and Collateral Agreement are made by the undersigned, after giving effect to this Supplement, as of the date hereof and as of each other date hereafter contemplated by such Section 4.

          5.  Limited Effect.  Except as expressly modified hereby, the
              --------------
Guarantee and Collateral Agreement remains in full force and effect.

          6.  GOVERNING LAW.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND
              -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          7.  Counterparts.  This Supplement may be executed by the parties
              ------------
hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                    IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

                                     [INSERT NAME OF SUBSIDIARY]



                                     By:_______________________________
                                       Title:

Schedules
- ---------

Schedule 1  Description of Pledged Stock
Schedule 2  Filings and Other Actions Required to Perfect Security Interests